Exhibit 10.3

NORTHWEST BIOTHERAPEUTICS, INC.

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), is made as of ____________, 2017, by and among Northwest Biotherapeutics, Inc., a Delaware corporation (the “Company”), and ____________, the purchaser identified on the signature pages hereto (the “Purchaser”).

WHEREAS, the Company has determined to engage in an offering pursuant to Regulation D as promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, each of the Purchasers is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act; and

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

I.	Purchase and Sale

A.	The Purchaser hereby agrees to purchase at the Closing (as defined below) and the Company agrees, subject to the accuracy of the representations of the Purchaser set forth in Part III, to sell and issue to the Purchaser at the Closing the number of Offered Securities set forth below at a purchase price of $2.30 per share for [ ] shares of Series B Convertible Preferred Stock (the “Series B Preferred Stock”) (as set forth below in column A below, each Series B Convertible Preferred share convertible in accordance with the Certificate of Designations of the Series B Preferred Stock (the “Certificate of Designations”) into 10 shares of Common Stock priced at 23 cents per share for [ ] shares as calculated in Column B below, and a two year Class D-2 Warrant with a number of exercise shares equal to the number of converted shares of Common Stock ([ ] shares) as calculated in Column C below, with an exercise price of 30 cents per share ($0.30). The aggregate subscription price to be paid by the Purchaser in respect of all the Offered Securities to be purchased pursuant to this Agreement is [ ] Dollars ($[ ]) (the “Aggregate Purchase Price”) as indicated in Column D below. The Series B Preferred Stock to be issued at the closing pursuant to this Agreement and the Class D-2 Warrants to be issued at the closing pursuant to this Agreement are collectively referred to as the “Offered Securities.”

	(A)	(B)	(C)	(D)
Name and Address	Number of Shares of Series B Convertible Preferred Stock Being Issued	Number of shares of Common Stock issuable Upon Conversion	Number Of Class D-2 Warrants	Subscription Price For Series B Preferred Stock and Class D-2 Warrants
		(Equal to Column (A) multiplied by 10)	(Equal to Column (A) multiplied by 10)	(Equal to Column (A) multiplied by $2.30)
	[ ]	[ ]	[ ]	$[ ]

B.           The delivery to the Purchaser of the Offered Securities being sold pursuant to this Agreement shall, subject to satisfaction of the Company’s obligations to sell the Offered Securities pursuant to the Agreement as set forth herein and payment in full by the Purchaser of the Aggregate Purchase Price, take place on such date as the Company and Purchaser may agree (such date, the “Closing”). At the Closing, the Company shall deliver to each Purchaser (i) the Certificate of Designations with respect to the shares of Series B Preferred Stock, containing the specific terms and procedures for converting to shares of Common Stock, and (ii) certificates representing the Class D-2 Warrants being purchased by such Purchaser at such Closing, against payment of the purchase price therefor by wire transfer of United States dollars in immediately available funds, to an escrow account designated by the Company to be held by Computershare Trust Company, N.A., as escrow agent.

C.           The obligations of the Company to issue and sell Offered Securities to the Purchaser at the Closing are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived: (i) no legal action, suit or proceeding shall be pending that seeks to restrain or prohibit the transactions contemplated by this Agreement, (ii) the representations and warranties of the Purchaser contained in Part III shall be true and correct in all respects as of the date of this Agreement and as of the date of Closing, (iii) the adoption and filing by the Company with the Secretary of State the Certificate of Designations relating to the Series B Preferred Stock substantially in the form attached as Exhibit A hereto, and (iv) the Purchaser shall have provided the Company all documents and other information as the Company may request to ascertain such Purchaser’s status as an accredited investor.

II.	The Company hereby represents and warrants to the Purchaser that:

A.           Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and all corporate action required to be taken by the Company to authorize the issuance of the Offered Securities at the Closing has been taken or will be taken prior to the Closing.

B.           Authorization; Valid Issuance of Offered Securities. The shares of Series B Preferred Stock are duly authorized and, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and non-assessable. The Common Stock underlying the Series B Preferred Stock and Class D-2 Warrants, when issued upon conversion of the Series B Preferred Stock in accordance with the terms of this Agreement and the Certificate of Designations or upon exercise of the Class D-2 Warrants in accordance with the terms of this Agreement and the Class D-2 Warrants, as the case may be, will be validly issued, fully paid and non-assessable, and when issued, will constitute valid and binding obligations of the Company.

C.           Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in Section III of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings by the Company pursuant to Regulation D of the Securities Act, and applicable state securities laws, which have been made or will be made in a timely manner.

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III.	The Purchaser hereby represents, and warrants to the Company and agrees that:

A.           Purchase for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement the Purchaser hereby confirms, that the Offered Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of federal, state or other applicable securities laws, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Offered Securities. The Purchaser has not been formed for the specific purpose of acquiring the Offered Securities.

B.           Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Offered Securities with the Company’s management and has considered the information included in the Offering Memorandum (as defined below), including the information contained in, and incorporated by reference in, the section entitled “Risk Factors” therein. The Purchaser has consulted his, her or its own legal, tax, financial, investment and other advisors in connection with such Purchaser’s execution and delivery of this Agreement to the extent such Purchaser has deemed appropriate and such Purchaser’s investment in the Series B Preferred Stock and Class D-2 Warrants to be acquired by such Purchaser pursuant to this Agreement, and acknowledges that the Company is giving no such legal, tax, financial or investment advice to the Purchaser. The “Offering Memorandum” means the private placement memorandum in the form of Exhibit D attached to this Agreement, including all information incorporated by reference therein.

C.           Restricted Securities. The Purchaser understands that the Offered Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the Purchaser’s representations as expressed herein. The Purchaser understands that the Offered Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser may be required to hold the Offered Securities indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Offered Securities for resale. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Offered Securities, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company may not be able to satisfy. The Purchaser understands that this offering is not intended to be part of a public offering, and that the Purchaser will not be able to rely on the protection of Section 11 of the Securities Act.

D.           No Public Market. The Purchaser understands that no public market now exists for the Offered Securities, and that the Company has made no assurances that a public market will ever exist for the Offered Securities.

E.           Legends. The Purchaser understands that the Offered Securities, and any securities issued upon conversion or exercise of the Offered Securities, may be notated with one or all of the following legends:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.”

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(a)          Any other legend set forth in, or required by, this Agreement, the Certificate of Designations or the Class D-2 Warrants.

(b)          Any legend required by the securities laws of any state to the extent such laws are applicable to the securities represented by the certificate, instrument, or book entry so legended.

F.           Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

G.           Disqualification Events. No “bad actor” disqualification event is applicable to the Purchaser or, to the Purchaser’s knowledge, any Person, with respect to such Purchaser as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, listed in the first paragraph of Rule 506(d)(1), except for a disqualification event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable.

H.           General Solicitation. Purchaser acknowledges that this offering is being made in reliance on the provision by the SEC that permits general solicitation or general advertising in an offering under Rule 506(c) based on the Securities and Exchange Commission Rule dated July 24, 2013 titled: “Eliminating the Prohibition against General Solicitation and General Advertising in Rule 506 and Rule 144A Offerings.”

(please check each box that applies and write in your initials to confirm)

☐            Residency: The Purchaser is a legal resident of the State of _____________.

Initials: _______________

☐            Current Stockholder: As of the date hereof the Purchaser is, and for at least the last three months has been, a stockholder of the Company. Initials: ______________________

☐            Accredited Investor Status: The Purchaser is an Accredited Investor as such term is defined pursuant to Regulation D promulgated under the Securities Act and has completed and signed the Accredited Investor Questionnaire attached to this Agreement as Exhibit E, the terms of which shall be deemed part of this Part III. Initials: _____________________

☐           Nature of Investor’s Business:  The Purchaser is or holds itself out as being engaged primarily in the business of investing, reinvesting and/or trading in securities.

Initials:  _____________________

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned has caused this Subscription Agreement to be duly executed by its respective authorized signatories as of the date first indicated above.

Please provide the Purchaser information requested below and send your completed and executed Subscription Agreement by email to: corporateactionsUS@computershare.com

Name:

____________________________________________________________

Name of Authorized Signatory:

_____________________________________________________________

Title of Authorized Signatory:

______________________________________________________________

Signature of Authorized Signatory of Purchaser:

_______________________________________________

Email Address of Authorized (Please print):

Signatory:______________________________________________________

Facsimile Number of Authorized Signatory:

___________________________________________________

Address of Purchaser (Please print):

Address for Delivery of Securities to Purchaser (if not same as address for notice) (Please print):

Phone Number of Purchaser (Business and Personal) (Required):

Email Address of Purchaser (Required):

Purchaser Control Number (found on first page of this Agreement) (Required):

Subscription Amount: $[          ]

Shares of Series B Preferred Stock: [           ]

Class D-2 Warrant Shares: [           ]

EIN Number: ___________________________

Acknowledged and agreed to:

NORTHWEST BIOTHERAPEUTICS, INC.
a Delaware corporation

By:	/s/ Leslie J. Goldman
Name: Leslie J. Goldman
Title: Senior Vice President

[Signature Page to Northwest Biotherapeutics, Inc. Subscription Agreement]